Investment in and advances to unconsolidated joint venture	12 Months Ended
Mar. 31, 2013
Equity Method Investments and Joint Ventures [Abstract]
Investment in and advances to unconsolidated joint venture
Investment in and advances to unconsolidated joint venture
The Company was engaged in a joint venture, Noramac Joint Venture (JV), of which the Company had joint control (50% proportionate interest). The JV was formed for the purpose of expanding the Company’s market opportunities and establishing strategic alliances in Northern Alberta. The Company owned a 49% interest in Noramac Ventures Inc., a nominee company established by the two joint venture partners. On March 25, 2011, the Company and its joint venture partner decided to wind up Noramac Ventures Inc. and terminate the joint venture. In May 2012, the Company received proceeds of $2,170 on the wind up of the JV. At March 31, 2012 and 2011, the assets and liabilities of the joint venture are stated at the lower of carrying value and fair market value less costs to sell. The difference between carrying value and fair market value of assets and liabilities was recognized in the income statement of the joint venture during the years ended March 31, 2012 and 2011.
As of March 31, 2013, the Company’s investment in and advances to the unconsolidated joint venture totalled $nil (2012 – $1,574). The condensed financial data for investment in and advances to unconsolidated joint venture is summarized as follows:

		March 31, 2013	March 31, 2012
Current assets		$—	$6,556
Current liabilities		—	10,716
Year ended March 31,	2013	2012	2011
Gross revenues	$1,192	$1,922	$12,196
Gross (profit) loss	(1,192)	(1,922)	2,483
Net (income) loss	(1,192)	(172)	5,440
Equity in (earnings) loss of unconsolidated joint venture	$(596)	$(86)	$2,720